UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2026

TARGET HOSPITALITY CORP.

(Exact Name of Registrant as Specified in Its Charter)

001-38343
(Commission File Number)

Delaware	98-1378631
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

9320 LAKESIDE BLVD., SUITE 300

THE WOODLANDS, Texas 77381

(Address of principal executive offices, including zip code)

(832) 709-2563

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	TH	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2026, the Board of Directors (the “Board”) of Target Hospitality Corp. (the “Company”) appointed each of Margaret (Peggy) Smyth, age 62, and Erich Sanchack, age 56, to serve as a member of the Board, effective immediately until their current terms expire as of the date of the Company’s 2027 Annual Meeting of Stockholders. The Company announced the appointment of Ms. Smyth and Mr. Sanchack in its August 5, 2026 press release, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Ms. Smyth will serve as a member of the Audit Committee of the Board, and Mr. Sanchack will serve as a member of the Compensation Committee of the Board. Each of Ms. Smyth and Mr. Sanchack qualifies as an independent director under the independence standards established by the Nasdaq Stock Market.

Ms. Smyth is a senior finance executive with more than three decades of experience in financial leadership, strategy, and governance roles across large, complex global organizations. Since 2026, Ms. Smyth has served as Senior Advisor to the Transaction Advisory and Corporate Transactions Groups at Alvarez & Marsal, a global consulting firm. From 2021 to 2025, she served at QIC Ltd., one of Australia’s largest institutional investment managers, first as Senior Advisor, Global Infrastructure and, beginning in 2022, as Partner, Global Infrastructure. From 2014 to 2021, she served as Chief Financial Officer of National Grid US, a subsidiary of National Grid PLC, a multinational energy company, where she led the company’s finance and business operations transformation, and from 2012 to 2014, she served as Vice President, Finance at Consolidated Edison, Inc. Earlier in her career, Ms. Smyth held financial leadership roles at United Technologies Corporation and 3M Company, and served as Senior Partner at Deloitte & Touche LLP and Arthur Andersen LLP. Ms. Smyth currently serves on the boards of Catholic Guardian Services and MOA Funds, where she helps oversee nearly $30 billion in assets across 28 funds, and on the board of directors and the Audit Committee of Flexential, a leading national provider of colocation, cloud, and data center infrastructure services. She has also served on the board of Remitly Global, Inc. (RELY), a digital financial services company, since 2021, and on the board of Etsy, Inc. (ETSY), an e-commerce website, since 2016. She previously served as a director of Lilium N.V. and Frontier Communications Parent, Inc. Ms. Smyth earned a Master of Science in Accounting from New York University and a Bachelor of Arts in Economics from Fordham University. She holds SASB’s FSA Credential, a Certificate in Cyber-Risk Oversight from Carnegie Mellon University and the National Association of Corporate Directors, a Fundamentals of ESG Certificate from the AICPA, and a Certificate from the NYU Law - Nasdaq Center for Board Excellence Cyber Scholar Program. She is a member of the Nasdaq Center for Board Excellence Advisory Council and the Wall Street Journal Board of Directors Council.

Mr. Sanchack is a senior data center, infrastructure, and technology executive with more than two decades of experience leading large, complex organizations. Since 2023, Mr. Sanchack has served as Chief Executive Officer of Salute, a global data center services provider delivering critical facility management to hyperscale, colocation, and edge industry leaders. From 2018 to 2023, Mr. Sanchack held senior roles at Digital Realty Trust, a global data center real estate investment trust, serving as Executive Vice President, Operations from 2018 to 2021 and, from 2021 to 2023, as Chief Operating Officer, in which capacity he had global oversight of operations across EMEA, APAC, and North America. From 2016 to 2018, he held senior leadership positions at CenturyLink, serving as Senior Vice President and General Manager, Federal from 2016 to 2017 and, from 2017 to 2018, as Senior Vice President, IT Solutions and New Market Development, where he led the company’s managed hosting and cybersecurity business. From 2004 to 2016, Mr. Sanchack held a series of executive positions at Lockheed Martin Corporation, including Vice President, Competitive Enhancements; Vice President, Corporate Internal Audit; and Vice President, Information Technology Services. Earlier in his career, Mr. Sanchack served as Director of Operations at Tetra Pak Inc. Mr. Sanchack earned a Bachelor of Science in Electrical Engineering from Pennsylvania State University.

Ms. Smyth and Mr. Sanchack will receive compensation for their Board and committee memberships on the same basis as the Company’s other non-employee directors, as described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission (the “Commission”) on April 7, 2026.  Ms. Smyth and Mr. Sanchack will also enter into the Company’s standard director and officer indemnification agreement, the form of which was previously filed by the Company as Exhibit 10.6 to the Company’s Current Report on Form 8-K, filed with the Commission on March 21, 2019.

There are no arrangements or understandings between Ms. Smyth or Mr. Sanchack and any other persons pursuant to which she or he was appointed as a director. There are no transactions between Ms. Smyth and the Company or Mr. Sanchack and the Company that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release dated August 5, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Target Hospitality Corp.

	By:	/s/ Heidi D. Lewis
Dated: August 5, 2026		Name: Heidi D. Lewis
Title: Executive Vice President, General Counsel and Secretary